Exhibit 99.2

PRESS RELEASE

1801 Russellville Road Bowling Green, Kentucky 42101 Holley.com

HOLLEY ANNOUNCES THE LAUNCH OF A SECONDARY OFFERING

BY SELLING STOCKHOLDER

BOWLING GREEN, KY – April 19, 2022 – Holley Inc. (NYSE: HLLY) (the “Company”) today announced the launch of a secondary offering (the “Offering”) of 6,500,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”) by Holley Parent Holdings, LLC (the “Selling Stockholder”). The Offering consists entirely of shares of common stock of the Company to be sold by the Selling Stockholder. The Selling Stockholder is expected to grant the underwriters a 30-day option to purchase up to 975,000 additional shares of Common Stock. The Selling Stockholder will receive all of the net proceeds from the Offering. No shares are being sold by the Company.

Jefferies, J.P. Morgan and BofA Securities are acting as the lead book-running managers and representatives of the underwriters for the Offering.

A shelf registration statement on Form S-1 (Registration No. 333-258075) (including a prospectus) relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and is effective. Before you invest, you should read the prospectus in that registration statement, the accompanying prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this Offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus and accompanying prospectus supplement related to this Offering, when available, may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at 877-821-7388, or by email at prospectus_department@jefferies.com; J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 1-866-803-9204, or by email at prospectus-eq_fi@jpmchase.com; or BofA Securities, Inc. Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, or by email at dg.prospectus_requests@bofa.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Holley Inc.

Holley Inc. (NYSE: HLLY) is a leading designer, marketer, and manufacturer of high-performance products for car and truck enthusiasts. Holley offers the largest portfolio of iconic brands that deliver innovation and inspiration to a large and diverse community of millions of avid automotive enthusiasts who are passionate about the performance and personalization of their classic and modern cars. Holley has disrupted the performance category by putting the enthusiast consumer first, developing innovative new products, and building a robust M&A process that has added meaningful scale and diversity to its platform. For more information on Holley, visit https://www.holley.com.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Holley’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “or” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the ability to recognize the anticipated benefits of the business combination with Empower LTD, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 2) costs related to the business combination and Holley becoming a public company; 3) disruptions to Holley's operations, including as a result of cybersecurity incidents; 4) changes in applicable laws or regulations; 5) the outcome of any legal proceedings that may be instituted against Holley; 6) general economic and political conditions, including political tensions and war (such as the ongoing conflict in Ukraine); 7) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors; 8) Holley’s estimates of its financial performance; 9) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 10) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) filed on March 15, 2022, and that are otherwise described or updated from time to time in Holley’s filings with the SEC. Although Holley believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that Holley presently does not know or that Holley currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Investor Relations:

Ross Collins or Stephen Poe

Alpha IR Group

312-445-2870

HLLY@alpha-ir.com